Prospectus and Statement of Additional Information

                          Supplement -- Jan. 21, 2005*

Fund Name                                       Prospectus Form #    SAI Form #
AXP Partners International Aggressive
  Growth Fund (Dec. 30, 2004)                      S-6243-99 G       S-6242-20 G

For the prospectus

The following disclosure replaces the second paragraph under the "Principal Investment Strategies" section:

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadvisers. AEFC has selected two independent asset managers, American Century Global Investment Management, Inc. (ACGIM), a wholly-owned subsidiary of American Century Investment Management, Inc. (American Century) and Columbia Wanger Asset Management, L.P. (Columbia WAM) (the Subadvisers), to subadvise the Fund. Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on companies that the Subadvisers believe will increase in value over time. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders.

The following disclosure replaces the information regarding American Century in the "Investment Manager" section:

ACGIM

Henrik Strabo, Chief Investment Officer - International Equities and Senior Vice President, has been a member of the American Century team that manages International Growth since April 1994. Mr. Strabo joined American Century in 1993 as an Investment Analyst and was promoted to Portfolio Manager in April 1994. He has been a portfolio manager for ACGIM since its creation as a subsidiary of American Century in January 2005.

Michael Perelstein, Vice President and Senior Portfolio Manager, has been a member of the team since joining American Century in October 2004. Prior to joining American Century, Mr. Perelstein was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a BA in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago. Mr. Perelstein has been a portfolio manager for ACGIM since its creation as a subsidiary of American Century in January 2005.

Keith Creveling, Vice President and Portfolio Manager, has been a member of the American Century team that manages International Growth since April 2002. Mr. Creveling joined American Century in October 1999 as an analyst. Mr. Creveling has been a portfolio manager for ACGIM since its creation as a subsidiary of American Century in January 2005. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996. He is a CFA charterholder.

ACGIM is located at The Chrysler Center, 666 Third Avenue, 23rd Floor, New York, New York. ACGIM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Effective January 2005, ACGIM manages the portion of the Fund's portfolio previously managed by American Century. The change of subadviser is the result of corporate restructuring of American Century and will not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the subadvisory fees of the Fund as stated in the SAI.

For the Statement of Additional Information

The following disclosure replaces the information regarding American Century under the subheading "Subadvisory Agreements" of the "Investment Management Services Agreement" section:

American Century Global Investment Management, Inc.: American Century Global Investment Management, Inc. (ACGIM), located at The Chrysler Center, 666 Third Avenue, 23rd Floor, New York, New York, subadvises a portion of the Fund's assets. ACGIM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Effective January 2005, ACGIM manages the portion of the Fund's portfolio previously managed by American Century Investment Management, Inc. (American Century). ACGIM is a wholly-owned subsidiary of American Century. The change of subadviser is the result of corporate restructuring of American Century and will not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the subadvisory fees of the Fund as stated in the SAI. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.65% on the first $100 million, reducing to 0.50% as assets increase. The total amount paid was $542,561 for fiscal year 2004, $394,806 for fiscal year 2003, and $224,250 for fiscal year 2002.



S-6243-4 A (1/05)

Valid until next update
* Destroy Dec. 30, 2005